EXHIBIT 21.1

                        Subsidiaries of 360networks inc.
                        --------------------------------

                            Name                          Corporate Jurisdiction
  ------------------------------------------------------------------------------
               360networks (cf holdings) ltd.                     Alberta
  ------------------------------------------------------------------------------
                   **Ledcom Holdings Ltd.                         Alberta
  ------------------------------------------------------------------------------
                        360fiber ltd.                             Alberta
  ------------------------------------------------------------------------------
                       360finance ltd.                            Alberta
  ------------------------------------------------------------------------------
                     360engineering ltd.                          Ontario
  ------------------------------------------------------------------------------
                        360cayer ltee                             Quebec
  ------------------------------------------------------------------------------
         360networks (infrastructure holdings) ltd.               Alberta
  ------------------------------------------------------------------------------
                    360networks (CN) ltd.                         Canada
  ------------------------------------------------------------------------------
                 360networks (fiber 3) ltd.                       Alberta
  ------------------------------------------------------------------------------
                 360networks (fiber 2) ltd.                       Alberta
  ------------------------------------------------------------------------------
                 360networks (fiber 1) ltd.                       Alberta
  ------------------------------------------------------------------------------
                     360 Urbanlink Ltd.                           Alberta
  ------------------------------------------------------------------------------
                  **Urbanlink Holdings Ltd.                       Alberta
  ------------------------------------------------------------------------------
                    **WFI Urbanlink Ltd.                          Alberta
  ------------------------------------------------------------------------------
                     WFI Metrobuild Ltd.                          Alberta
  ------------------------------------------------------------------------------
               360networks (ns holdings) ltd.                     Alberta
  ------------------------------------------------------------------------------
                  360networks services ltd.                       Alberta
  ------------------------------------------------------------------------------
                        360fiber inc.                             Nevada
  ------------------------------------------------------------------------------
               360networks holdings (USA) inc.                    Nevada
  ------------------------------------------------------------------------------
                   360networks (USA) inc.                         Nevada
  ------------------------------------------------------------------------------
         Worldwide Fiber Networks of Virginia, Inc.              Virginia
  ------------------------------------------------------------------------------
                    360fiber (USA 1) inc.                         Nevada
  ------------------------------------------------------------------------------
                    360fiber (USA 2) inc.                         Nevada
  ------------------------------------------------------------------------------
                    360fiber (USA 3) inc.                         Nevada
  ------------------------------------------------------------------------------
                       360networks LLC                           Delaware
  ------------------------------------------------------------------------------
                    360networks Iowa LLC                         Delaware
  ------------------------------------------------------------------------------
                   360networks Alabama LLC                       Delaware
  ------------------------------------------------------------------------------
                  360networks Illinois LLC                       Delaware
  ------------------------------------------------------------------------------
                  360networks Kentucky LLC                       Delaware
  ------------------------------------------------------------------------------
                  360networks Louisiana LLC                      Delaware
  ------------------------------------------------------------------------------
                 360networks Mississippi LLC                     Delaware
  ------------------------------------------------------------------------------
                  360networks Tennessee LLC                      Delaware
  ------------------------------------------------------------------------------
                     PFL Holdings, Inc.                           Nevada
  ------------------------------------------------------------------------------
              Pacific Fiber Link Sea-Por, Inc.                    Nevada
  ------------------------------------------------------------------------------
                  360networks services inc.                       Nevada
  ------------------------------------------------------------------------------
                 360carrier management inc.                       Nevada
  ------------------------------------------------------------------------------
                Carrier centers Georgia, inc.                     Georgia
  ------------------------------------------------------------------------------
                   360carrier centers ltd.                        Nevada
  ------------------------------------------------------------------------------
                 Texas Carrier Centers Inc.                       Nevada
  ------------------------------------------------------------------------------
                     Telecom Central, LP                           Texas
  ------------------------------------------------------------------------------
     WFI Liquidity Management Hungary Limited Liability           Hungary
                           Company
  ------------------------------------------------------------------------------
            360networks (Bermuda 1) holdings ltd.                 Bermuda
  ------------------------------------------------------------------------------
            360atlantic (Bermuda 2) holdings ltd.                 Bermuda
  ------------------------------------------------------------------------------
                 360atlantic (Bermuda) ltd.                       Bermuda

                                                                    EXHIBIT 21.1

  ------------------------------------------------------------------------------
                  360atlantic (Danmark) ApS                       Denmark
  ------------------------------------------------------------------------------
               360atlantic sales (UK) limited                       UK
  ------------------------------------------------------------------------------
                360atlantic sales (USA) inc.                      Nevada
  ------------------------------------------------------------------------------
                  360Atlantic (Canada) inc.                       Alberta
  ------------------------------------------------------------------------------
                   360atlantic (USA) inc.                         Nevada
  ------------------------------------------------------------------------------
                360atlantic (Ireland) limited                     Ireland
  ------------------------------------------------------------------------------
                  360atlantic (UK) limited                          UK
  ------------------------------------------------------------------------------
             Threesixty atlantic (Barbados) inc.                 Barbados
  ------------------------------------------------------------------------------
             360pacific (Bermuda) holdings ltd.                   Bermuda
  ------------------------------------------------------------------------------
                  360pacific (Bermuda) ltd.                       Bermuda
  ------------------------------------------------------------------------------
                  360pacific (Danmark) ApS                        Denmark
  ------------------------------------------------------------------------------
                    360pacific (USA) inc.                         Nevada
  ------------------------------------------------------------------------------
               360pacific (Singapore) pte ltd.                   Singapore
  ------------------------------------------------------------------------------
             Threesixty pacific (Barbados) inc.                  Barbados
  ------------------------------------------------------------------------------
               360networks (hong kong) Limited                   Hong Kong
  ------------------------------------------------------------------------------
                 360networks Europe limited                         UK
  ------------------------------------------------------------------------------
                  360networks (UK) limited                          UK
  ------------------------------------------------------------------------------
               360networks (Deutschland) GmbH                     Germany
  ------------------------------------------------------------------------------
                360networks (france) S.a.r.l.                     France
  ------------------------------------------------------------------------------
                  360networks (Danmark) ApS                       Denmark
  ------------------------------------------------------------------------------
            GlobeNet Communications Group Limited                 Bermuda
  ------------------------------------------------------------------------------
          GlobeNet Communications Holdings Limited                Bermuda
  ------------------------------------------------------------------------------
               GlobeNet Communications USA LLC                   Delaware
  ------------------------------------------------------------------------------
              Atlantica Network (Bermuda) Ltd.                    Bermuda
  ------------------------------------------------------------------------------
              TeleBermuda International Limited                   Bermuda
  ------------------------------------------------------------------------------
                GlobeNet Communications Ltd.                      Bermuda
  ------------------------------------------------------------------------------
                      Atlantica USA LLC                          Delaware
  ------------------------------------------------------------------------------
             Atlantica Network (Venezuela) Ltd.                   Bermuda
  ------------------------------------------------------------------------------
           TeleBermuda International (Canada) Ltd.                Canada
  ------------------------------------------------------------------------------
                      Elbac Corporation                          Delaware
  ------------------------------------------------------------------------------
                TeleBermuda International LLC                    Delaware
  ------------------------------------------------------------------------------
              Georeach Telecommunications Inc.                    Canada
  ------------------------------------------------------------------------------
                     GCG Holdings LTDA.                           Brazil
  ------------------------------------------------------------------------------
                     GCG Services LTDA.                           Brazil
  ------------------------------------------------------------------------------
** Subsidiaries are not wholly owned.